DEAN WITTER MID-CAP GROWTH FUND               Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS May 31, 1997         New York 10048




DEAR SHAREHOLDER:

During the fiscal year ended May 31, 1997, the stock market continued to appreciate based on good earnings, low inflation and continued economic growth. Overall, the stock market, as measured by the Standard & Poor's 500 Composite Stock Index, rose 29.44 percent, despite a market correction early in the fiscal year. During this correction, mid-and small-cap issues declined more sharply than larger-cap companies as investors gravitated to the safety, liquidity and earnings visibility of larger companies.

During the final months of 1996 and into the first quarter of 1997, large caps continued to outperform smaller caps as investors continued their flight to safety as concerns of a Federal Reserve Board tightening heightened. An exuberant stock market was halted very quickly in March 1997 when the Fed hiked short-term interest rates for the first time since 1994. In April, however, it was apparent that inflation was subdued and the Fed tightening moves would be less severe than anticipated. As the fiscal year came to a close, the market leadership began to show signs of broadening as mid-caps broke their relative strength downtrend and started to outperform larger-cap stocks in May.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Mid-Cap Growth Fund posted a total return of 6.01 percent for the twelve-month period ended May 31, 1997. This compares to a return of 4.80 percent for the Lipper Mid Cap Funds Index and a return of 18.16 percent for the S&P Midcap Index. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from inception (September 29, 1994) through May 31, 1997, versus a similar investment in the issues that comprise the S&P Midcap Index and the Lipper Mid Cap Funds Index.

DEAN WITTER MID-CAP GROWTH FUND

                              GROWTH OF $10,000

        DATE             TOTAL            S&P MIDCAP IX            LIPPER
-------------------------------------------------------------------------------
September 29, 1994      $10000               $10000                $10000
-------------------------------------------------------------------------------
May 31, 1995            $10826               $11057                $10894
-------------------------------------------------------------------------------
May 31, 1996            $16566               $14204                $15430
-------------------------------------------------------------------------------
May 31, 1997            $17262(3)            $16783                $16171
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                      ONE YEAR               LIFE OF FUND
               --------------------------------------------------
                       6.01(1)                 23.49(1)
               --------------------------------------------------
                       1.13(2)                 22.69(2)
               --------------------------------------------------

Past preformance is not predictive of future returns.

---------------
(1)   Figure shown does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC)(1 year-5%, since inception 3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% CDSC, assuming a complete redemption on May 31, 1997.

(4) The S&P Midcap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stock chosen for market size, liquidity, and industry group representation. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Mid Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid Cap Funds objective. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

In selecting securities for the Fund's portfolio, we employ both a top down (where we are in the economic cycle) and a bottom up (what companies will perform in this environment) approach. In the early part of the fiscal year, the Fund was positioned defensively to take advantage of a slowing

DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1997, continued

economy, with half the portfolio in steady growth companies (drug and food stores, health care and cosmetics) and the other half in early cycle companies (shoes, computer and communication equipment and semiconductors).

Toward the end of 1996, as inflation numbers remained controlled, we increased the Fund's exposure to interest-rate sensitive sectors (banks and brokerage firms) and oil equipment stocks as the international oil companies continue their multi-year spending cycle on exploration and drilling. By April, when it became more apparent that inflation was subdued and that the Fed tightening moves would be less severe than anticipated, we further tilted the Fund's portfolio toward growth industries by quickly over-weighting technology, banks, brokerage firms and consumer staples.

By the end of the fiscal year, we had positioned the majority of the Fund in economically sensitive sectors, with technology representing the largest exposure. Driven by the need to be the low-cost producer in a competitive global environment, we expect demand for technology to be strong. Industries that are experiencing strong demand from emerging markets continue to be overweighted in the portfolio. These include agricultural (bio-engineered seeds), energy services and consumer brand companies. In the steady growth industries, we believe earnings acceleration will be seen in selective medical devices, specialty drug and biotechnology companies that are experiencing new product cycles. Furthermore with low inflation, deregulation and consolidation, we believe that the financial services sector should continue to perform well into 1997.

LOOKING AHEAD

Going forward, we believe that the economy will continue to expand in the second half of 1997, albeit at a slower pace than was experienced during the robust first half.

DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1997, continued

Mid-cap stocks should deliver superior growth as they are typically in younger industries characterized by more rapid growth than the overall economy. At present, their valuations (price-to-earnings ratios as compared to their three-to five-year growth rates) are near record lows versus large-cap stocks. Additionally, the strong dollar should continue to penalize the earnings of larger multinational companies well into 1997, giving mid-cap companies a further advantage throughout 1997. With valuations of mid-cap stocks at relative lows, the United States economy growing, no apparent signs of accelerating inflation and the lack of pressure on earnings from the high value of the dollar, the mid-cap sector's potential appears very good for the coming fiscal year.

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997. A revised prospectus, which includes complete details regarding this change, will be mailed to shareholders in the coming weeks.

We appreciate your support of Dean Witter Mid-Cap Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER MID-CAP GROWTH FUND
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., THEN A WHOLLY OWNED SUBSIDIARY OF DEAN WITTER, DISCOVER & CO., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

For .......  13,854,118
Against  ..     352,934
Abstain  ..   1,382,422

(2) ELECTION OF TRUSTEES:

Michael Bozic

For ........ 14,644,890
Withheld  ..    944,584

Charles A. Fiumefreddo

For ........  14,643,140
Withheld  ..     946,334

Edwin J. Garn

For ........  14,669,973
Withheld  ..     919,501

John R. Haire

For ........  14,624,223
Withheld  ..     965,251

Wayne E. Hedien

For ........  14,666,801
Withheld  ..     922,673

Dr. Manuel H. Johnson

For ........  14,671,045
Withheld  ..     918,429

DEAN WITTER MID-CAP GROWTH FUND
RESULTS OF ANNUAL MEETING (unaudited) continued

Michael E. Nugent

For ........  14,676,354
Withheld  ..     913,120

Philip J. Purcell

For ........  14,683,715
Withheld  ..     905,759

John L. Schroeder

For ........  14,655,651
Withheld  ..     933,823

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

For .......  13,332,660
Against  ..     661,804
Abstain  ..   1,595,010

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

For .......  14,191,859
Against  ..     228,853
Abstain  ..   1,168,762

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (96.8%)
            Agriculture Related (3.9%)
    83,000  Dekalb Genetics Corp. (Class B) .................................  $ 5,830,750
    48,333  Delta & Pine Land Co. ...........................................    1,468,115
    35,000  IMC Global, Inc. ................................................    1,369,375
    60,000  Pioneer Hi-Bred International, Inc. .............................    4,185,000
    15,000  Potash Corp. of Saskatchewan, Inc. (Canada) .....................    1,231,875
   105,000  Tyson Foods, Inc. (Class A) .....................................    2,139,375
                                                                             --------------
                                                                                16,224,490
                                                                             --------------
            Apparel & Footwear (1.0%)
    50,000  Jones Apparel Group, Inc. * .....................................    2,343,750
    45,000  Reebok International Ltd.  ......................................    1,845,000
                                                                             --------------
                                                                                 4,188,750
                                                                             --------------
            Auto Related (1.4%)
    14,500  Hertz Corp. (Class A)* ..........................................      496,625
   154,000  Miller Industries, Inc.* ........................................    2,521,750
    90,000  Pep Boys-Manny, Moe & Jack ......................................    2,812,500
                                                                             --------------
                                                                                 5,830,875
                                                                             --------------
            Banks (7.6%)
    50,000  City National Corp. .............................................    1,206,250
    45,000  Comerica, Inc. ..................................................    2,812,500
    60,000  Crestar Financial Corp. .........................................    2,280,000
    29,000  First of America Bank Corp. .....................................    1,997,375
    13,000  First Union Corp. ...............................................    1,116,375
   140,000  Firstar Corp.  ..................................................    4,182,500
    90,000  KeyCorp .........................................................    4,893,750
    56,000  National Commerce Bancorporation ................................    1,295,000
    50,000  North Fork Bancorporation, Inc.  ................................    1,050,000
    80,000  Southtrust Corp. ................................................    3,110,000
   100,000  State Street Corp. ..............................................    4,462,500
    60,000  Washington Mutual, Inc.  ........................................    3,330,000
                                                                             --------------
                                                                                31,736,250
                                                                             --------------
            Basic Cyclicals (0.2%)
    30,000  Titanium Metals Corp.* ..........................................      900,000
                                                                             --------------
            Biotechnology (3.4%)
   120,000  Alkermes, Inc.* .................................................    1,965,000
   160,000  Biochem Pharma, Inc.* ...........................................    3,960,000
    37,000  Biogen, Inc.* ...................................................    1,225,625
    75,000  Centocor, Inc.* .................................................    2,625,000
    15,000  Gilead Sciences, Inc.* ..........................................      401,250
   100,000  IDEC Pharmaceuticals Corp.* .....................................  $ 2,237,500
    50,000  Vertex Pharmaceuticals, Inc.* ...................................    2,000,000
                                                                             --------------
                                                                                14,414,375
                                                                             --------------
            Capital Goods (2.0%)
    30,000  Precision Castparts Corp. .......................................    1,875,000
    70,000  Sundstrand Corp. ................................................    3,482,500
    34,000  Tyco International Ltd. .........................................    2,159,000
    30,000  Wyman-Gordon Co.* ...............................................      678,750
                                                                             --------------
                                                                                 8,195,250
                                                                             --------------
            Communications Equipment (3.5%)
    28,000  Andrew Corp.* ...................................................      759,500
   150,000  Brightpoint, Inc.* ..............................................    4,612,500
   115,000  Ericsson (L.M.) Telephone Co. (ADR)(Sweden) .....................    4,096,875
    50,000  Newbridge Networks Corp.* (Canada) ..............................    2,006,250
    39,000  Northern Telecom Ltd. (Canada) ..................................    3,276,000
                                                                             --------------
                                                                                14,751,125
                                                                             --------------
            Computer Equipment (2.5%)
   100,000  EMC Corp.* ......................................................    3,987,500
    35,000  SCI Systems, Inc.* ..............................................    2,275,000
    99,000  Seagate Technology, Inc.* .......................................    4,021,875
                                                                             --------------
                                                                                10,284,375
                                                                             --------------
            Computer Services (0.5%)
     9,000  HNC Software, Inc.* .............................................      295,875
    39,000  Transaction Systems Architects, Inc. (Class A)* .................    1,613,625
                                                                             --------------
                                                                                 1,909,500
                                                                             --------------


            Computer Software (2.2%)
    25,000  BMC Software, Inc.* .............................................    1,350,000
    40,000  Computer Associates International, Inc. .........................    2,190,000
   114,000  Veritas Software Co.* ...........................................    5,643,000
                                                                             --------------
                                                                                 9,183,000
                                                                             --------------
            Construction (1.6%)
    88,000  American Standard Companies, Inc.* ..............................    4,411,000
    60,000  Miller (Herman), Inc. ...........................................    2,130,000
                                                                             --------------
                                                                                 6,541,000
                                                                             --------------
            Consumer -Noncyclical (6.5%)
   104,000  Alberto-Culver Co. (Class B) ....................................    2,964,000
    40,000  Avon Products, Inc. .............................................    2,550,000
    19,000  Clorox, Co. .....................................................    2,398,750

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    80,000  Consolidated Cigar Holdings Inc. (Class A)* .....................  $ 2,420,000
    92,000  Heinz (H.J.) Co. ................................................    3,956,000
    20,000  Hershey Foods Corp. .............................................    1,122,500
    40,000  Interstate Bakeries Corp. .......................................    2,150,000
   134,800  PanAmerican Beverages, Inc. (Class A)(Mexico) ...................    3,909,200
    20,000  Procter & Gamble Co.  ...........................................    2,757,500
    10,000  Unilever N.V. & PLC (Netherlands) ...............................    1,937,500
    50,000  Whitman Corp. ...................................................    1,206,250
                                                                             --------------
                                                                                27,371,700
                                                                             --------------
            Consumer Business Services (2.7%)
    10,000  Allied Waste Industries, Inc.* ..................................      146,250
    60,000  Corrections Corp. of America* ...................................    2,175,000
    65,000  Mail Boxes Etc.* ................................................    1,495,000
    30,000  Pittston Brink's Group ..........................................      937,500
   130,000  Service Corp. International .....................................    4,582,500
    54,000  U.S.A. Waste Services, Inc.* ....................................    1,957,500
                                                                             --------------
                                                                                11,293,750
                                                                             --------------
            Consumer Products (6.0%)
   195,000  Arbor Drugs, Inc. ...............................................    3,802,500
    42,900  Callaway Golf Co. ...............................................    1,383,525
    38,000  CVS Corp. .......................................................    1,819,250
   100,000  Dean Foods Co. ..................................................    3,800,000
    88,000  Dominick's Supermarkets, Inc.* ..................................    2,134,000
   126,000  Kroger Co.* .....................................................    3,228,750
   117,000  Rite Aid Corp. ..................................................    5,440,500
    81,000  Safeway, Inc.* ..................................................    3,645,000
                                                                             --------------
                                                                                25,253,525
                                                                             --------------
            Drugs (1.5%)
    78,000  Dura Pharmaceuticals, Inc.* .....................................    3,110,250
    83,000  Medicis Pharmaceutical Corp. (Class A)* .........................    2,811,625
    10,000  Pharmaceutical Product Development, Inc.* .......................      191,250
                                                                             --------------
                                                                                 6,113,125
                                                                             --------------
            Energy (7.5%)
   100,000  Baker Hughes, Inc. ..............................................    3,750,000
    54,000  Cooper Cameron Corp.* ...........................................    4,421,250
    50,000  Diamond Offshore Drilling, Inc.* ................................    3,556,250
    26,000  ENSCO International, Inc.* ......................................    1,296,750
    47,000  Falcon Drilling Company, Inc.* ..................................    2,156,125
   161,700  Global Marine, Inc.* ............................................    3,638,250
    60,000  Halter Marine Group, Inc.* ......................................    1,410,000
    37,000  Louisiana Land & Exploration Co. ................................  $ 1,905,500
    60,000  Marine Drilling Company, Inc.* ..................................    1,200,000
     9,800  Petroleum Geo-Services ASA (ADR)* ...............................      418,950
    30,000  Rowan Companies, Inc.* ..........................................      693,750
    47,000  Smith International, Inc.* ......................................    2,461,625
    35,000  Transocean Offshore, Inc. .......................................    2,415,000
    30,000  Western Atlas, Inc.* ............................................    2,032,500
                                                                             --------------
                                                                                31,355,950
                                                                             --------------
            Entertainment/Gaming & Lodging (2.6%)
    50,000  HFS, Incorporated* ..............................................    2,693,750
   120,500  International Game Technology ...................................    2,138,875
    60,900  MGM Grand, Inc.* ................................................    2,306,587
    80,000  Mirage Resorts, Inc.* ...........................................    1,910,000
   135,000  Sodak Gaming, Inc.* .............................................    1,940,625
                                                                             --------------
                                                                                10,989,837
                                                                             --------------
            Financial -Miscellaneous (5.4%)
    37,000  Associates First Capital Corp. (Class A) ........................    1,748,250
   131,250  Bear Stearns Companies, Inc.  ...................................    4,265,625
   120,000  Catellus Development Corp.* .....................................    2,025,000
    95,000  Edwards (A.G.), Inc. ............................................    3,526,875
    20,000  Finova Group Inc. ...............................................    1,490,000
    41,600  HomeSide, Inc.* .................................................      743,600
    13,100  Infinity Financial Technology, Inc.* ............................      168,662
    60,000  Legg Mason, Inc. ................................................    2,767,500
    60,600  Lehman Brothers Holdings, Inc. ..................................    2,446,725
    32,000  Paine Webber Group, Inc. ........................................    1,136,000
    85,000  Raymond James Financial, Inc.  ..................................    2,337,500
                                                                             --------------
                                                                                22,655,737
                                                                             --------------

           Healthcare Products & Services (4.9%)
    10,000  Advanced Technology Laboratories, Inc.* .........................      387,500
    30,000  Dentsply International, Inc. ....................................    1,507,500
   150,000  Health Management Associates, Inc. (Class A)* ...................    4,387,500
   188,000  Healthsouth Corp.* ..............................................    4,300,500
     5,000  National Surgery Centers, Inc.* .................................      192,500
    50,000  PhyCor, Inc.* ...................................................    1,425,000
   112,000  Renal Treatment Centers, Inc.* ..................................    3,220,000
   140,000  Vivra, Inc.* ....................................................    4,952,500
                                                                             --------------
                                                                                20,373,000
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Insurance (1.9%)
    60,000  CRA Managed Care, Inc.* ......................................... $  2,745,000
    20,000  Equitable of Iowa Co.  ..........................................    1,107,500
     9,150  Executive Risk, Inc. ............................................      476,944
    61,200  Hartford Life, Inc. (Class A)* ..................................    2,050,200
    22,500  Nationwide Financial Services, Inc. (Class A)* ..................      632,813
    23,000  Protective Life Corp.  ..........................................    1,029,250
                                                                             --------------
                                                                                 8,041,707
                                                                             --------------
            Internet (1.3%)
    75,000  America Online, Inc.* ...........................................    4,143,750
    30,000  Security Dynamics Technologies, Inc.* ...........................    1,102,500
                                                                             --------------
                                                                                 5,246,250
                                                                             --------------
            Media Group (4.9%)
    43,000  Argyle Television, Inc. (Class A)* ..............................      999,750
    25,400  Clear Channel Communications, Inc.* .............................    1,343,025
    75,000  Evergreen Media Corp. (Class A)* ................................    2,906,250
    66,000  Heftel Broadcasting Corp. (Class A)* ............................    3,234,000
    67,800  Jacor Communications, Inc.* .....................................    2,330,625
   102,900  Outdoor Systems, Inc.* ..........................................    3,395,700
    60,000  Telemundo Group, Inc. (Class A)* ................................    1,470,000
    85,000  Universal Outdoor Holdings, Inc.* ...............................    2,720,000
    63,100  Univision Communications, Inc. (Class A)* .......................    2,271,600
                                                                             --------------
                                                                                20,670,950
                                                                             --------------
            Medical Supplies (1.4%)
    60,000  Acuson Corp.* ...................................................    1,560,000
    10,000  Guidant Corp.  ..................................................      776,250
   130,700  Mentor Corp. ....................................................    3,398,200
                                                                             --------------
                                                                                 5,734,450
                                                                             --------------
            Restaurants (0.7%)
    30,000  Rainforest Cafe, Inc.* ..........................................      731,250
    65,000  Starbucks Corp.* ................................................    2,047,500
                                                                             --------------
                                                                                 2,778,750
                                                                             --------------
            Retail (5.0%)
    76,700  99 Cents Only Stores* ...........................................    1,936,675
    44,000  Barnes & Noble, Inc.* ...........................................    1,831,500
   133,000  Costco Companies, Inc.* ......................................... $  4,488,750
    98,000  Eagle Hardware & Garden, Inc.* ..................................    2,352,000
   145,000  General Nutrition Companies, Inc.* ..............................    3,335,000
    10,000  Kohl's Corp.* ...................................................      538,750
    25,500  Neiman-Marcus Group, Inc.* ......................................      675,750
   103,000  Proffitt's, Inc.* ...............................................    4,107,125
    40,000  Tiffany & Co. ...................................................    1,855,000
                                                                             --------------
                                                                                21,120,550
                                                                             --------------
            Semiconductor Equipment (5.2%)
    70,000  Applied Materials, Inc.* ........................................    4,558,750
    70,700  DuPont Photomasks, Inc.* ........................................    3,817,800
    55,000  Etec Systems, Inc.* .............................................    2,447,500
   147,000  KLA-Tencor Corp.* ...............................................    6,982,500
   104,800  PRI Automation, Inc.* ...........................................    3,982,400
                                                                             --------------
                                                                                21,788,950
                                                                             --------------
            Semiconductors (8.0%)
   135,000  Analog Devices, Inc.* ...........................................    3,611,250
    75,000  Burr-Brown Corp.* ...............................................    2,343,750
   300,000  Cypress Semiconductor Corp.* ....................................    4,275,000
    37,000  Lattice Semiconductor Corp.* ....................................    2,132,125
    35,000  Linear Technology Corp.  ........................................    1,750,000
   130,000  LSI Logic Corp.* ................................................    5,427,500
   135,000  MEMC Electronic Materials, Inc.* ................................    4,809,375
    48,000  Micrel, Inc.* ...................................................    2,496,000
    75,000  Micron Technology, Inc. .........................................    3,187,500
     2,300  Rambus Inc.* ....................................................       71,875
   100,000  Vitesse Semiconductor Corp.* ....................................    3,587,500
                                                                             --------------
                                                                                33,691,875
                                                                             --------------


           Transportation (1.5%)
    50,000  Knightsbridge Tankers Ltd.  .....................................    1,218,750
    80,000  OMI Corp.* ......................................................      770,000
     3,600  Ryanair Holdings PLC (Ireland)(ADR)* ............................       89,100
    52,000  Teekay Shipping Corp. ...........................................    1,631,500
    79,000  U.S. Airways Group, Inc.* .......................................    2,745,250
                                                                             --------------
                                                                                 6,454,600
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $351,109,268) ..................................  405,093,696
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (3.7%)
            U.S. GOVERNMENT AGENCY (a)(3.6%)
            Federal Home Loan Mortgage Corp. 5.55% due 06/02/97 (Amortized
   $15,000  Cost $14,997,687) ...............................................  $14,997,687
                                                                             --------------
            REPURCHASE AGREEMENT (0.1%)
            The Bank of New York 5.4375% due 06/02/97 (dated 05/30/97;
            proceeds $561,720; collateralized by $486,967 Federal Farm
            Credit Bank Note 9.20% due 08/22/05 valued at
       561  $572,695)(Identified Cost $561,466) .............................      561,466
                                                                             --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $15,559,153) ...................................   15,559,153
                                                                             --------------

 TOTAL INVESTMENTS
(Identified Cost
$366,668,421)(b)..................  100.5%   420,652,849
LIABILITIES IN EXCESS OF
OTHER ASSETS......................   (0.5)    (1,900,920)
                                  -------- -------------
NET ASSETS........................  100.0%  $418,751,929
                                  ======== =============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $58,811,936 and the aggregate gross unrealized depreciation is $4,827,508, resulting in net unrealized appreciation of $53,984,428.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $366,668,421).......................................   $420,652,849
Receivable for:
  Shares of beneficial interest sold .................................        810,236
  Investments sold ...................................................        203,743
  Dividends...........................................................        181,959
Deferred organizational expenses......................................         72,880
Prepaid expenses and other assets.....................................         16,164
                                                                       --------------
  TOTAL ASSETS .......................................................    421,937,831
                                                                       --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ..........................      2,220,249
  Plan of distribution fee ...........................................        343,279
  Investment management fee ..........................................        257,459
  Investments purchased ..............................................        236,716
Accrued expenses and other payables ..................................        128,199
                                                                       --------------
  TOTAL LIABILITIES...................................................      3,185,902
                                                                       --------------
NET ASSETS:
Paid-in-capital ......................................................    350,339,419
Net unrealized appreciation ..........................................     53,984,428
Accumulated undistributed net realized gain ..........................     14,428,082
                                                                       --------------
  NET ASSETS .........................................................   $418,751,929
                                                                       ==============
NET ASSET VALUE PER SHARE,
 28,376,849 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................   $      14.76
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended May 31, 1997

NET INVESTMENT INCOME:
INCOME
Dividends (net of $17,764 foreign withholding tax).   $ 1,835,706
Interest...........................................     1,428,194
                                                    -------------
  TOTAL INCOME.....................................     3,263,900
                                                    -------------
EXPENSES
Plan of distribution fee ..........................     3,526,078
Investment management fee .........................     2,644,558
Transfer agent fees and expenses ..................       481,395
Registration fees .................................        91,955
Custodian fees ....................................        90,481
Shareholder reports and notices ...................        71,764
Professional fees .................................        55,243
Organizational expenses ...........................        30,230
Trustees' fees and expenses .......................        12,952
Other .............................................         5,145
                                                    -------------
  TOTAL EXPENSES ..................................     7,009,801
                                                    -------------
  NET INVESTMENT LOSS .............................    (3,745,901)
                                                    -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain..................................    18,972,626
Net change in unrealized appreciation..............    10,689,644
                                                    -------------
  NET GAIN ........................................    29,662,270
                                                    -------------
NET INCREASE ......................................   $25,916,369
                                                    =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR     FOR THE YEAR
                                                         ENDED            ENDED
                                                      MAY 31, 1997     MAY 31, 1996
                                                      ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...............................   $ (3,745,901)  $ (2,062,519)
Net realized gain .................................     18,972,626     45,084,990
Net change in unrealized appreciation..............     10,689,644     36,875,007
                                                    --------------   --------------
  NET INCREASE.....................................     25,916,369     79,897,478
Distributions from net realized gain...............    (28,296,177)   (17,035,698)
Increase from transactions in shares of beneficial
 interest..........................................    111,860,026    131,283,761
                                                    --------------   --------------
  NET INCREASE.....................................    109,480,218    194,145,541
NET ASSETS:
Beginning of period................................    309,271,711    115,126,170
                                                    --------------   --------------
  END OF PERIOD ...................................   $418,751,929   $309,271,711
                                                    ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Mid-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of "mid-cap" companies. The Fund was organized as a Massachusetts business trust on May 25, 1994 and commenced operations on September 29, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund as of the close of each business day. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.725% of the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,182,108 at May 31, 1997.

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

The Distributor has informed the Fund that for the year ended May 31, 1997, it received approximately $731,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1997 aggregated $760,062,815 and $686,062,408 respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $17,616,409 and $17,606,270, respectively.

For the year ended May 31, 1997, the Fund incurred $64,885 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At May 31, 1997, the Fund's payable for investments purchased included unsettled trades with Morgan Stanley Inc., an affiliate of the Investment Manager and Distributor, of $53,028.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $41,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                         FOR THE YEAR                   FOR THE YEAR
                                            ENDED                          ENDED
                                         MAY 31, 1997                   MAY 31, 1996
                               ------------------------------ ------------------------------
                                    SHARES         AMOUNT          SHARES         AMOUNT
                               -------------- --------------- -------------- ---------------
Sold                              21,016,632    $ 298,480,486    22,165,276    $ 297,479,183
Reinvestment of distributions      1,950,535       26,449,257     1,247,724       15,771,239
                               -------------- --------------- -------------- ---------------
                                  22,967,167      324,929,743    23,413,000      313,250,422
Repurchased                      (15,064,395)    (213,069,717)  (13,590,922)    (181,966,661)
                               -------------- --------------- -------------- ---------------
Net increase                       7,902,772    $ 111,860,026     9,822,078    $ 131,283,761
                               ============== =============== ============== ===============

6. FEDERAL INCOME TAX STATUS

As of May 31, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and net investment loss was credited $3,745,901.

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

7. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997. A revised prospectus, which includes complete details regarding this change, will be mailed to shareholders in the coming weeks.

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                            FOR THE YEAR   FOR THE YEAR   SEPTEMBER 29, 1994*
                                               ENDED           ENDED            THROUGH
                                            MAY 31, 1997   MAY 31, 1996      MAY 31, 1995
----------------------------------------- -------------- --------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $15.11         $10.81            $10.00
                                          -------------- --------------- -------------------
Net investment loss.......................      (0.13)         (0.10)            (0.01)
Net realized and unrealized gain  ........       0.94           5.60              0.84
                                          -------------- --------------- -------------------
Total from investment operations..........       0.81           5.50              0.83
                                          -------------- --------------- -------------------
Less distributions from net realized
 gain.....................................      (1.16)         (1.20)            (0.02)
                                          -------------- --------------- -------------------
Net asset value, end of period............     $14.76         $15.11            $10.81
                                          ============== =============== ===================
TOTAL INVESTMENT RETURN+..................       6.01%         53.02%             8.26%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.99%          2.05%             2.21%(2)
Net investment loss.......................      (1.06)%        (1.05)%           (0.16)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .    $418,752       $309,272          $115,126
Portfolio turnover rate...................        209%           328%              199%(1)
                                                                                  --
Average commission rate paid..............    $0.0592         $0.0582

------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER MID-CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Mid-Cap Growth Fund (the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 29, 1994 (commencement of operations) through May 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 3, 1997

                        1997 FEDERAL TAX NOTICE (unaudited)

       During the year ended May 31, 1997, the Fund paid to its shareholders $.09 per share from long-term capital gains. For such period, 1.87% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Kirk Balzer
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




DEAN WITTER
MID-CAP
GROWTH FUND



ANNUAL REPORT
MAY 31, 1997